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                                                                    EXHIBIT 10.1


                              PURCHASE AGREEMENT


                 This Agreement is made and entered into this 1st day of September, 1995, effective as of July 31, 1995, by and among CKS PACKAGING, INC., a Georgia corporation (the "PURCHASER"), CKS PLASTICS, INC., a Florida corporation ("CKS PLASTICS"), RIGAL PLASTICS, INC., a Florida corporation (the "SELLER"), and ATLANTIS PLASTICS, INC., a Florida corporation ("ATLANTIS").

                           Preliminary Statements:

                 A.       The Seller is a subsidiary of Atlantis;

                 B. The Seller is the owner, beneficially and of record, of a 50% interest in the profits, losses and capital (the "JOINT VENTURE INTEREST") of CKS/Rigal Plastics (the "JOINT VENTURE"), a joint venture formed by the Seller and the Purchaser, pursuant to that certain Joint Venture Agreement, dated January 26, 1990, as amended (the "JOINT VENTURE AGREEMENT").

                 C. CKS Plastics is an Affiliate of the Purchaser and is the owner, beneficially and of record, of a 50% interest in the profits, losses and capital of the Joint Venture.

                 D. The Seller desires to sell the Joint Venture Interest to the Purchaser, on the terms and subject to the conditions set forth in this Agreement.

                 E. The Purchaser desires to purchase the Joint Venture Interest, on the terms and subject to the conditions set forth in this Agreement.

                                  Agreement:

         In consideration of the premises and the respective mutual agreements, covenants, representations and warranties herein contained, the parties hereto agree as follows:

                                  ARTICLE 1

                                 Definitions

                 1.1 Defined Terms. In addition to terms defined elsewhere in this Agreement, the following terms when utilized in this Agreement, unless the context otherwise requires, shall have the meanings indicated, which meanings shall be equally applicable to both the singular and plural forms of such terms:

                 "ADVERSE CONSEQUENCES" means liabilities, losses, damages or claims, including court costs and reasonable attorneys' fees and expenses.

                 "AFFILIATE" with respect to any Person means any Person (a "CONTROLLING
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PERSON") which, directly or indirectly, through one or more intermediaries, controls the subject Person or any Person which is controlled by or is under common control with a Controlling Person. For purposes of this definition, "CONTROL" (including the correlative terms "CONTROLLING", "CONTROLLED BY" and "UNDER COMMON CONTROL WITH"), with respect to any Person, means possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

                 "AGREEMENT" means this Purchase Agreement together with all exhibits and schedules contemplated hereby.

                 "ASSUMED OBLIGATIONS" is defined in Section 2.2.1 of this Agreement.

                 "ATLANTIS" is defined in the preamble of this Agreement.

                 "AUTHORITY" means any federal, state or local governmental regulatory agency, commission, bureau or authority.

                 "CKS PLASTICS" is defined in the preamble of this Agreement.

                 "CLOSING" is defined in Section 2.4 of this Agreement.

                 "CLOSING DATE" means the date of this Agreement; provided, however, that the Closing shall be deemed effective as of July 31, 1995.

                 "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

                 "FINANCIAL STATEMENTS" is defined in Section 3.7 of this Agreement.

                 "GAAP" means United States generally accepted accounting principles as in effect from time to time.

                 "INDEMNIFIED PARTY" is defined in Section 6.2.3 of this Agreement.

                 "INDEMNIFYING PARTY" is defined in Section 6.2.3 of this Agreement.

                 "JOINT VENTURE" is defined in the Preliminary Statements to this Agreement.

                 "JOINT VENTURE AGREEMENT" is defined in the Preliminary Statements to this Agreement.

                 "JOINT VENTURE INTEREST" is defined in the Preliminary Statements to this Agreement.





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                 "KNOWLEDGE", (a) when applied to the Seller or Atlantis means the actual knowledge of the executive officers of Atlantis, and (b) when applied to the Purchaser or CKS Plastics means the actual knowledge of the executive officers of the Purchaser.

                 "LAW" means any law, statute, rule or regulation, and any judgment or order of any court or Authority.

                 "LIEN" means any lien, charge, claim, restriction, encumbrance, security interest or pledge of any kind whatsoever.

                 "MOST RECENT BALANCE SHEET" is defined in Section 3.7 of this Agreement.

                 "PERSON" means any natural person, corporation, limited liability company, unincorporated organization, partnership, association, joint-stock company, joint venture, trust or government, or any agency or political subdivision of any government.

                 "PURCHASE PRICE" is defined in Section 2.2 of this Agreement.

                 "PURCHASER" is defined in the preamble of this Agreement.

                 "REPRESENTATIVE" means, with respect to any Person, such Person's officers, directors, partners, employees, agents, attorneys, accountants, lenders or prospective lenders, affiliates and other representatives.

                 "RETURN" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto.

                 "SELLER" is defined in the preamble of this Agreement.

                 "TAXES" means all federal, state, local and foreign taxes (including, without limitation, income or profits taxes, premium taxes, excise taxes, sales taxes, use taxes, gross receipts taxes, franchise taxes, ad valorem taxes, severance taxes, capital levy taxes, transfer taxes, employment and payroll-related taxes, property taxes, business license taxes, occupation taxes, import duties and other governmental charges and assessments), of any kind whatsoever, including interest, additions to tax and penalties with respect thereto.

                 "THIRD PARTY CLAIM" is defined in Section 6.2.3 of this Agreement.

                 1.2      Other Definitional Provisions.

                          1.2.1   Unless otherwise defined herein, all terms
defined in this Agreement shall have the defined meanings when used in any certificate, report or other document made or delivered pursuant hereto.





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                          1.2.2   The words "HEREOF", "HEREIN", "HEREUNDER" and
"HERETO" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.

                                  ARTICLE 2

                 Sale and Purchase of Joint Venture Interest

                 2.1 Sale and Purchase of Joint Venture Interest. The Seller hereby sells, transfers, conveys and delivers to the Purchaser, and the Purchaser hereby purchases and accepts delivery of the Joint Venture Interest in exchange for the sum of $870,000 (the "PURCHASE PRICE"), paid this date by wire transfer of immediately available funds to the Seller in accordance with the wire transfer instructions set forth on Exhibit A hereto.

                 2.2 Assumption of Liabilities Under the Joint Venture Agreement; Mutual Release.

                          2.2.1   The Purchaser and CKS Plastics, jointly and
severally, hereby assume and agree to satisfy and discharge as they become due all liabilities, commitments or obligations of the Joint Venture of any nature, whether absolute, accrued, contingent or otherwise (the "ASSUMED OBLIGATIONS"). The Assumed Obligations include, without limitation, (a) all abilities and obligations of the Joint Venture in respect of indebtedness for borrowed money or capitalized lease obligations or any other indebtedness secured by liens on any of the properties or assets of the Joint Venture, (b) all liabilities and obligations of the Joint Venture for the processing and delivery to the Joint Venture's customers of outstanding customer orders as of the Closing Date, (c) all liabilities and obligations of the Joint Venture under all of the leases of real or personal property and all other contracts and agreements, written or oral, (d) all employment and payroll-related obligations of the Joint Venture,
(e) all other current liabilities of the Joint Venture (including trade accounts payable), (f) all liabilities of the Joint Venture for Taxes, and (g) all liabilities and obligations of the Joint Venture under environmental health and safety laws

                          2.2.2   The parties hereby agree that, except as set
forth in this Agreement, notwithstanding any provision of the Joint Venture Agreement which may be to the contrary, none of the representations, warranties, covenants or agreements of the parties contained therein shall survive the Closing Date and neither the Purchaser, CKS Plastics or their respective Affiliates, on the one hand, nor the Seller, or its Affiliates, on the other hand, shall have any further liability or obligation to the other thereunder or in connection therewith. Atlantis and the Purchaser further agree that that certain Indemnification Agreement, dated January 31, 1990, between Atlantis and the Purchaser is hereby terminated as of the Closing Date and that neither Atlantis nor the Purchaser shall have any further liability or obligation to the other thereunder or in connection therewith.

                          2.2.3   The Seller will be apportioned its share of
each item of income, expense, deduction and credit of the Joint Venture for the taxable period beginning on January





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1, 1995 and ending on July 31, 1995 based on a closing of the books of the
Joint Venture as of the 11:59 p.m. (Eastern Standard Time) on such date. Such portion of each item of income, expense, deduction and credit of the Joint Venture for all taxable periods beginning at or after 12:00 a.m. on August 1, 1995 shall be apportioned to the Purchaser.

                          2.2.4   Subject to the provisions of Article 6
hereof, The Purchaser and CKS Plastics hereby release the Seller and Atlantis (and, as applicable, their respective officers, directors, employees, agents, subsidiaries, and Affiliates) of and from all manner of action, causes of action, suits, debts, sums of money, covenants, contracts, agreements, promises, damages, claims and demands whatsoever, in law or in equity, which any of them ever had or now has or may have in the future for, upon or by reason of any matter, cause or thing whatsoever arising out of or relating to the business and operations of the Joint Venture.

                          2.2.5   Subject to the provisions of Article 6
hereof, The Seller and Atlantis hereby release the Purchaser and CKS Plastics (and, as applicable, their respective officers, directors, employees, agents, subsidiaries, and Affiliates) of and from all manner of action, causes of action, suits, debts, sums of money, covenants, contracts, agreements, promises, damages, claims and demands whatsoever, in law or in equity, which any of them ever had or now has or may have in the future for, upon or by reason of any matter, cause or thing whatsoever arising out of or relating to the business and operations of the Joint Venture.

                 2.3 Closing. The closing of the transactions contemplated by this Agreement (the "CLOSING") is taking place concurrently with the execution hereof by the parties hereto at the offices of Atlantis in Atlanta, Georgia on the Closing Date. Except as otherwise provided herein, all proceedings taken and all documents executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed taken nor documents deemed executed or delivered until all have been taken, delivered and executed.

                 2.4      Closing Deliveries.

                          2.4.1   The Seller has delivered to the Purchaser on
the date hereof, and the Purchaser hereby acknowledges receipt of, the following:

                                  (a)      the resignation of the "Co-Chairman
         Venturer Representative" (as such term is defined in the Joint Venture Agreement) of the Seller;

                                  (b)      a certificate issued by the
         Secretary of State of the State of Florida as to the good standing of the Seller in such state;

                                  (c)      a certificate issued by the
         Secretary of State of the State of Florida as to the good standing of Atlantis in such state;

                                  (d)      a certificate of the Secretary or an
         Assistant Secretary of the Seller as to the incumbency and signatures of the officers of the Seller executing this





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         Agreement; and

                                  (e)      a certificate of the Secretary or an
         Assistant Secretary of Atlantis as to the incumbency and signatures of the officers of the Seller executing this Agreement.

                          2.4.2   The Purchaser has delivered to the Seller on
the date hereof, and the Seller hereby acknowledges receipt of, the following:

                                  (a)      the sum of $87,500, by wire transfer
         of immediately available funds in accordance with the wire transfer instructions set forth on Exhibit A hereto, such amount representing all unpaid compensation due and payable by the Joint Venture to the Seller, pursuant to Section 7.03 of the Joint Venture Agreement, for the period commencing January 1, 1995 and ending on July 31, 1995;

                                  (c)      a release duly executed by Bank
         South, N.A., (i) unconditionally and irrevocably releasing Atlantis from any and all liabilities and obligations arising under or with respect to that certain Limited Guaranty Agreement, dated as of January 19, 1994, executed by Atlantis in favor of Bank South, N.A., and (ii) unconditionally and irrevocably releasing the Seller from any and all liabilities and obligations arising under or with respect to that certain Loan Agreement, dated as of February 20, 1990, between the Joint Venture and Bank South, N.A.;

                                  (d)      a certificate issued by the
         Secretary of State of the State of Georgia as to the good standing of the Purchaser in such state;

                                  (e)      a certificate issued by the
         Secretary of State of the State of Florida as to the good standing of CKS Plastics in such state;

                                  (f)      a certificate of the Secretary or an
         Assistant Secretary of the Purchaser as to the incumbency and signatures of the officers of the Purchaser executing this Agreement; and

                                  (g)      a certificate of the Secretary or an
         Assistant Secretary of CKS Plastics as to the incumbency and signatures of the officers of CKS Plastics executing this Agreement.

                                  ARTICLE 3

       Representations and Warranties of the Purchaser and CKS Plastics

                 In order to induce the Seller and Atlantis to enter into this Agreement and to consummate the transactions contemplated hereby, the Purchaser and CKS Plastics, jointly and severally, hereby represent and warrant to the Seller as follows:





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                 3.1      Organization and Standing.  Each of the Purchaser and
CKS Plastics is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation. Each of the Purchaser and CKS Plastics has all requisite corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Copies of the Articles of Incorporation and bylaws of the Purchaser and CKS Plastics and all amendments thereto as in effect on the date hereof have been delivered to the Seller and are complete and correct as of the date hereof.

                 3.2 Authorization of Agreement. The execution, delivery and performance of this Agreement by the Purchaser and CKS Plastics and the consummation by each of them of the transactions contemplated hereby have been duly and validly authorized by all requisite corporate action and this Agreement constitutes the legal, valid and binding obligations of each of the Purchaser and CKS Plastics, enforceable against them in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium, fraudulent conveyance and other similar laws affecting creditors' rights generally and by general principles of equity.

                 3.3 No Violation or Conflict. The execution and delivery of this Agreement by the Purchaser and CKS Plastics and the consummation by them of the transactions contemplated hereby, and compliance by them with the provisions hereof, (i) does not and will not violate or conflict with any provision of Law or any write, order or decree of any court or Authority, or any term or provision of their respective Articles of Incorporation or bylaws, and (ii) does not and will not, with or without the passage of time or the giving of notice or both, result in the breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any of their respective properties or assets pursuant to, any instrument or agreement to which either of them is a party or by which either of them or their respective properties may be bound or affected.

                 3.4 Consent or Approval of Authorities. No consent, approval or authorization of, or registration, qualification, designation, declaration or filing with, any Authority is required in connection with the execution, delivery of performance by the Purchaser or CKS Plastics of this Agreement or any other agreement, instrument or document contemplated hereby or thereby or the consummation by the Purchaser or CKS Plastics of the transactions contemplated hereby or thereby.

                 3.5 Litigation. There are no actions, suits, claims or proceedings pending or, to the Knowledge of the Purchaser and CKS Plastics, threatened against or involving the Purchaser or CKS Plastics or any of their respective assets or properties, before any court or arbitration tribunal or by or before any Authority that question the validity of this Agreement or seek to prohibit, enjoin or otherwise challenge the consummation of the transactions contemplated hereby. There are no outstanding orders, judgments, injunctions, stipulations, awards or decrees of any Authority, court or arbitration tribunal against the Purchaser or CKS Plastics or any of their respective assets or properties which prohibit or enjoin the consummation of the transactions contemplated hereby.





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                 3.6      Brokers. Neither the Purchaser nor CKS Plastics has
employed any broker or finder and they have not incurred and will not incur any broker's, finder's or similar fees, commissions or expenses payable by either of them in connection with the transactions contemplated by this Agreement.

                 3.7 Financial Statements. The Purchaser and CKS Plastics have delivered to the Seller copies of the Joint Venture's (a) unaudited balance sheet (the "MOST RECENT BALANCE SHEET") and the related statements of income, stockholders' equity and cash flow for the six months ended June 30, 1995, and (b) audited balance sheet and the related statements of income, venturers' capital and cash flow for the year ended December 31, 1994. The foregoing financial statements (collectively, the "FINANCIAL STATEMENTS") (i) are complete and correct in all material respects and have been prepared in accordance with the books and records of the Joint Venture, (b) present fairly the financial condition of the Joint Venture and its results of operations as at and for the respective periods then ended, and (c) have been prepared in accordance with GAAP; provided, however, that the interim financial statements are subject to normal year-end adjustments and lack footnotes and other presentation items.

                 3.8 Undisclosed Liabilities. The Joint Venture does not have any liabilities, commitments or obligations of any nature, whether absolute, accrued, contingent or otherwise, other than (a) those reflected, reserved against or disclosed in the Financial Statements and not heretofore paid or discharged, (b) obligations for borrowed money and guarantees of obligations of third parties not required by GAAP to be reflected, reserved against or disclosed in the Interim GAAP Financial Statements, all of which are set forth on Schedule 4.8 hereto, and (c) those incurred in the ordinary course of business consistent with past practice since the date of the Most Recent Balance Sheet.

                 3.9 Permits; Compliance With Law. No notice, citation, summons or order has been received by the Joint Venture, no complaint has been filed and served on it, no penalty has been assessed and, to the Knowledge of the Purchaser and CKS Plastics, no investigation, proceeding or review is pending or threatened (a) with respect to any alleged violation by the Joint Venture of any Law or Permit, or (b) with respect to any alleged failure by the Joint Venture to have any Permit.

                 3.10 Litigation. There are no actions, suits, claims or proceedings pending or, to the Knowledge of the Purchaser and CKS Plastics, threatened against or involving the Joint Venture, or any of its assets or properties, before any court or arbitration tribunal or by or before any Authority, or (b) question the validity of this Agreement or seek to prohibit, enjoin or otherwise challenge the consummation of the transactions contemplated hereby. There are no outstanding orders, judgments, injunctions, stipulations, awards or decrees of any Authority, court or arbitration tribunal against the Joint Venture, or any of its assets or properties which prohibit or enjoin the consummation of the transactions contemplated hereby.





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                 3.11     Tax Matters.

                          3.11.1  All Tax Returns required to be filed with
respect to the business and assets of the Joint Venture have been duly and timely (within any applicable extension periods) filed with the appropriate governmental agencies in all jurisdictions in which such Returns are required to be filed and all Taxes (including estimated Taxes) shown to be due and payable on such Returns have been paid.

                          3.11.2  The unpaid Taxes of the Joint Venture (a) did
not, as of the date of the Most Recent Balance Sheet, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and tax income) disclosed on the face of the Most Recent Balance Sheet, and (b) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom of the Joint Venture.

                          3.11.3  There is no claim or assessment pending or,
to the Knowledge of the Purchaser and CKS Plastics, threatened against the Joint Venture for any alleged deficiency in Taxes.

                          3.11.4  The Joint Venture has not (a) executed a
waiver or consent extending any statute of limitations for the assessment or collection of any Taxes which remains outstanding, or (c) applied for a ruling relating to Taxes.

                          3.11.5  No Tax Return of the Joint Venture has been
audited by any Tax Authority at any time since January 1, 1989.

                 3.12 No Other Representations or Warranties. Except for the representations and warranties contained in this Article 3, neither the Purchaser, CKS Plastics nor any other Person makes any other express or implied representation or warranty on behalf of the Purchaser or CKS Plastics and the Purchaser and CKS Plastics hereby disclaim any such representation or warranty, whether by the Purchaser, CKS Plastics or any of their respective officers, directors, employees, agents or Representatives or any other Person, with respect to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, notwithstanding the delivery or disclosure to the Seller or Atlantis or any of their respective officers, directors, employees, agents or Representatives or any other Person of any documentation or other information by the Purchaser, CKS Plastics or any of their respective officers, directors, employees, agents or Representatives or any other Person with respect to any one or more of the foregoing.

                                  ARTICLE 4

          Representations and Warranties of the Seller and Atlantis

                 In order to induce the Purchaser and CKS Plastics to enter into this Agreement,





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and to consummate the transactions contemplated hereby, the Seller and
Atlantis, jointly and severally, hereby represent and warrant to the Purchaser and CKS Plastics as follows:

                 4.1 Organization and Standing. Each of the Seller and Atlantis is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida. Each of the Seller and Atlantis has all requisite corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Copies of the Articles of Incorporation and bylaws of the Seller and Atlantis, respectively, and all amendments thereto as in effect on the date hereof have been delivered to the Purchaser and CKS Plastics and are complete and correct as of the date hereof.

                 4.2 Ownership of Joint Venture Interest. The Seller owns, beneficially and of record, and has the right to transfer to the Purchaser, the Joint Venture Interest, free and clear of any Liens. At the Closing, the Seller will transfer and convey, and the Purchaser will acquire, good, valid and marketable title to the Joint Venture Interest, free and clear of all Liens.

                 4.3 Authorization of Agreement. The execution, delivery and performance by the Seller and Atlantis of this Agreement and the consummation by the Seller and Atlantis of the transactions contemplated hereby have been duly and validly authorized by all requisite action and this Agreement constitutes the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, moratorium, fraudulent conveyance and other similar laws affecting creditors' rights generally and by general principles of equity.

                 4.4 No Violation or Conflict. The execution and delivery of this Agreement by the Seller and Atlantis and the consummation by them of the transactions contemplated hereby, and compliance by them with the provisions hereof, (i) does not and will not violate or conflict with any provision of Law or any writ, order or decree of any court or Authority, or any term or provision of their respective Articles of Incorporation or bylaws, and
(ii) does not and will not, with or without the passage of time or the giving of notice or both, result in the breach of, or constitute a default or require any consent under, or result in the creation of any Lien upon any of their respective properties or assets pursuant to, any instrument or agreement to which either of them is a party or by which either of them or their respective properties may be bound or affected.

                 4.5 Consent or Approval of Authorities. No consent, approval or authorization of, or registration, qualification, designation, declaration or filing with, any Authority is required in connection with the execution, delivery of performance by the Seller or Atlantis of this Agreement, or any other agreement, instrument or document contemplated hereby or the consummation by the Seller or Atlantis of the transactions contemplated hereby or thereby.

                 4.6 Litigation. There are no actions, suits, claims or proceedings pending or, to the Knowledge of the Seller and Atlantis, threatened against or involving the Seller or Atlantis or any of their respective assets or properties, before any court or arbitration tribunal or by or





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

before any Authority that question the validity of this Agreement or seek to prohibit, enjoin or otherwise challenge the consummation of the transactions contemplated hereby. There are no outstanding orders, judgments, injunctions, stipulations, awards or decrees of any Authority, court or arbitration tribunal against the Seller or Atlantis or any of their respective assets or properties which prohibit or enjoin the consummation of the transactions contemplated hereby.

                 4.7 Brokers. Neither the Seller nor Atlantis has employed any broker or finder and they have not incurred and will not incur any broker's, finder's or similar fees, commissions or expenses payable by either of them in connection with the transactions contemplated by this Agreement.

                 4.8 Undisclosed Liabilities. Neither the Seller nor Atlantis has taken any action to cause the Joint Venture to incur any liabilities, commitments or obligations of any nature, whether absolute, accrued, contingent or otherwise, other than those reflected, reserved against or disclosed in the Financial Statements and not heretofore paid or discharged.

                 4.9 No Other Representations or Warranties. Except for the representations and warranties contained in this Article 4, neither the Seller, Atlantis nor any other Person makes any other express or implied representation or warranty on behalf of the Seller or Atlantis, and the Seller and Atlantis hereby disclaim any such representation or warranty, whether by the Seller, Atlantis or any of their respective officers, directors, employees, agents or Representatives or any other Person, with respect to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby, notwithstanding the delivery or disclosure to the Purchaser, CKS Plastics or any of their respective officers, directors, employees, agents or Representatives or any other Person of any documentation or other information by the Seller, Atlantis or any of their Respective officers, directors, employees, agents or representatives or any other Person with respect to any one or more of the foregoing.

                                  ARTICLE 5

                       Certain Covenants and Agreements

                 5.1 Further Assurances. The parties hereto shall deliver any and all other instruments or documents required to be delivered pursuant to, or necessary or proper in order to give effect to, all of the terms and provisions of this Agreement including, without limitation, all necessary instruments of transfer as may be necessary or desirable to transfer ownership of the Joint Venture Interest.

                 5.2 Publicity. No publicity release or announcement concerning this Agreement or the transactions contemplated hereby shall be made without advance approval thereof by the Purchaser and the Seller. The parties hereto agree to cooperate in issuing any press release or other public announcement concerning this Agreement or the transactions contemplated hereby. Whenever practicable, each party shall furnish to the other party drafts of all such press releases or announcements prior to their release. Nothing contained herein shall prevent any party from





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at any time furnishing any information to any Authority or from making any disclosures required under the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, or under the rules and regulations of any national securities exchange on which such party's shares of capital stock are listed.

                                  ARTICLE 6

            Survival of Representations, Warranties and Covenants;
                               Indemnification

                 6.1      Survival of Representations, Warranties and Covenants.

                          6.1.1   The representations, warranties, covenants
and agreements of the Seller and Atlantis contained in this Agreement shall survive the date of this Agreement, the Closing Date and the consummation of the transactions contemplated by this Agreement until the expiration of the applicable statutes of limitations.

                          6.1.2   The representations, warranties, covenants
and agreements of the Purchaser and CKS Plastics contained in this Agreement shall survive the date of this Agreement, the Closing Date and the consummation of the transactions contemplated by this Agreement until the expiration of the applicable statutes of limitations.

                          6.1.3   To preserve any claim for breach of any such
warranty, representation, covenant or agreement, the party claiming a breach shall be obligated to notify the party claimed to be in breach in writing of any such breach, or facts that may give rise to such breach, before termination of such warranty, representation, covenant or agreement; otherwise, such party's claim for breach shall be forever barred.

                 6.2      Indemnification.

                          6.2.1   The Purchaser and CKS Plastics shall, jointly
and severally, indemnify and hold harmless the Seller, Atlantis and their respective successors and assigns, from, against and in respect of any Adverse Consequences they shall suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to or caused by (a) any breach or violation of any of the representations or warranties of the Purchaser or CKS Plastics contained in this Agreement, (b) the failure by the Purchaser or CKS Plastics to comply with any of their respective covenants or agreements contained in this Agreement, and (c) the Assumed Obligations.

                          6.2.2   The Seller and Atlantis shall, jointly and
severally, indemnify and hold harmless the Purchaser, CKS Plastics and their respective successors and assigns from, against and in respect of, any Adverse Consequences they shall suffer through and after the date of the claim for indemnification resulting from, arising out of, relating to or caused by (a) any breach or violation of any of the representations or warranties of the Seller or Atlantis contained in this Agreement, or (b) the failure by the Seller or Atlantis to comply with any of their respective covenants or agreements contained in this Agreement.

                          6.2.3   A party seeking indemnification pursuant to
this Section 6.2 (the "INDEMNIFIED PARTY") shall give prompt notice to the party from whom such indemnification is sought (the "INDEMNIFYING PARTY") in the event that any person not a party to this Agreement shall make any demand or claim, or file or threaten to file any lawsuit (a "THIRD PARTY CLAIM"), which Third Party Claim may cause liability to the Indemnifying Party pursuant to the indemnification provisions of this Agreement. In any such event, the Indemnifying Party shall have the right, exercisable by notice to the Indemnified Party within 10 business days after notice by the Indemnified Party to the Indemnifying Party of the commencement or assertion of such Third Party Claim, to retain counsel (which counsel shall be reasonably acceptable to the Indemnified Party) for the Indemnified Party, at the cost and expense of the Indemnifying Party, to defend any such Third Party Claim. The Indemnified Party shall be permitted to participate in the defense of such Third Party Claim at its own expense. In the event that the Indemnifying Party shall fail to respond within 30 days after receipt of notice from the Indemnified Party of the commencement or assertion of any such Third Party Claim, then the Indemnified Party shall retain counsel and conduct the defense of such Third Party Claim as it may in its discretion deem proper, at the cost and expense of the Indemnifying Party.

                          6.2.4   Unless and until the Indemnifying Party
assumes the defense of a Third Party Claim as provided in Section 6.2.3, the Indemnified Party may defend against the Third Party Claim in any manner it may reasonably deem appropriate.

                          6.2.5   The Indemnifying Party, if it shall have
assumed the defense of any Third Party Claim, shall not have the right to consent to the entry of judgment with respect to, or otherwise settle such Third Party Claim without the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld), unless the judgment or proposed settlement involves only the payment of money damages and does not impose an injunction or other equitable relief upon the Indemnified Party.

                          6.2.6   The parties hereto shall cooperate in the
defense of any Third Party Claim and shall furnish such records, information and testimony, and attend at such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith.

                          6.2.7   The parties shall make appropriate
adjustments for tax benefits and insurance coverage in determining Adverse Consequences for purposes of this Section 6.2.

                          6.2.8   The remedies provided in this Article 6 shall
be exclusive and shall preclude assertion by the Seller, Atlantis, the Purchaser or CKS Plastics of any other rights or the seeking of any other remedies against the other.

                                  ARTICLE 7

                                Miscellaneous

                 7.1 Notices. Any notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and, except as otherwise specified in writing, shall be given by personally delivery, facsimile transmission, Federal Express (or other similar courier service) or by registered or certified mail, postage prepaid, return receipt requested (a) if to the Purchaser or CKS Plastics, to the address for notices set forth on the signature page hereto (with copies, as applicable, as set forth on such signature page), and (b) if to the Seller or Atlantis, c/o Atlantis Plastics, Inc., 2665 South Bayshore Drive, Eighth Floor, Miami, Florida 33133, telecopier: (305) 858-1629, Attention: General Counsel, or to such other addresses as any party hereto may from time to time give notice of (complying as to delivery with the terms of this Section 7.1) to the other. Notice by registered or certified mail shall be effective three days after deposit in the United States mail. Notice by any other permitted means will be effective upon receipt.

                 7.2 Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and supersedes all prior agreements, understandings, negotiations and discussions, both written and oral, among the parties hereto with respect to the subject matter hereof. This Agreement may not be modified in any way unless by a written instrument signed by each of the parties hereto.

                 7.3 Benefits; Binding Effect; Assignment. This Agreement shall be for the benefit of and binding upon the parties hereto, their respective successors and assigns. No party may assign this Agreement or any of its rights, interests or obligations hereunder without the prior approval of the other party.

                 7.4 Waiver. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly so provided.

                 7.5 No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

                 7.6 Expenses. All legal, accounting and other costs and expenses incurred in connection with this Agreement and any of the transactions contemplated hereby on behalf of the Purchaser and CKS Plastics shall be borne and paid by them, and all such costs and expenses incurred on behalf of the Seller and Atlantis shall be borne and paid by them, and no party shall be obligated for any cost or expense incurred by any other party unless this Agreement expressly so provides.

                 7.7 Section Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

                 7.8 Counterparts. This Agreement may be executed in any number of counterparts and by the several parties hereto in separate counterparts, each of which shall be deemed to be one and the same instrument.

                 7.9 Litigation; Prevailing Party. In the event of any litigation with regard to this Agreement, the prevailing party shall be entitled to receive from the non-prevailing party and the non-prevailing party shall pay all reasonable fees and expenses of counsel for the prevailing party.

                 7.10 Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida.

         IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

                                     RIGAL PLASTICS, INC.



                                     By: /s/ Anthony F. Bova
                                         -------------------
                                              Anthony F. Bova
                                              President

                                     ATLANTIS PLASTICS, INC.



                                     By: /s/ Anthony F. Bova
                                         -------------------
                                              Anthony F. Bova
                                              President and
                                              Chief Executive Officer

                                     CKS PACKAGING, INC.



                                     By: /s/ Charles K. Sewell
                                         ---------------------
                                              Charles K. Sewell
                                              President and
                                              Chief Executive Officer

                                     CKS PLASTICS, INC.



                                     By: /s/ Charles K Sewell
                                         --------------------
                                              Charles K. Sewell
                                              President and
                                              Chief Executive Officer


                                     ADDRESS FOR NOTICES FOR PURCHASER AND CKS
                                     PLASTICS:

                                     5515 Tulane Drive, S.W.
                                     P.O. Box 44386
                                     Atlanta, Georgia  30336

                                     COPIES OF NOTICES TO:

                                     Maxwell W. Wells, Jr., Esq.
                                     340 N. Orange Avenue
                                     P.O. Box 3628
                                     Orlando, Florida  32802-3628
                                     Telecopier: (407) 422-8262

                                  EXHIBIT A
                                      TO
                              PURCHASE AGREEMENT

                          Seller Wire Instructions:

         First National Bank of Chicago
         Chicago, IL  60670
         ABA# 071000013
         Cr: Heller Financial, Inc./CFG
         Account # 5500540
         Client Name: Atlantis Plastics
         Client # 4494
         Attn: CFG/Portfolio Organization

                                 SCHEDULE 4.8
                                      TO
                              PURCHASE AGREEMENT

                           Undisclosed Liabilities



                                    None.